                                                                   EXHIBIT 10.12




                             LEASE AGREEMENT BETWEEN


                     W9/TIB REAL ESTATE LIMITED PARTNERSHIP,

                                AS LANDLORD, AND


                             VERISITY DESIGN, INC.,

                                    AS TENANT


                          DATED AS OF NOVEMBER 28, 2000






                           WESTBOROUGH, MASSACHUSETTS

                             BASIC LEASE INFORMATION
                             -----------------------

Lease Date:             as of November 28, 2000.

Landlord:               W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware
                        limited partnership.

Tenant:                 VERISITY DESIGN, INC., a California corporation.

Premises:               Suite No. 290, containing 3,158 rentable square feet,
                        in the building (the "Building") whose street address
                                              --------
                        is 1700 West Park Drive, Westborough, Massachusetts. The
                        Premises are shown cross-hatched on the plan attached to
                        the Lease as Exhibit A. The term "Building" includes the
                                     ---------
                        land (the "Land") on which the Building is located, and the driveways, parking facilities, and similar improvements located thereon.

Office Park:            The buildings whose street address are 1500 West Park
                        Drive, Westborough, Massachusetts, 1700 West Park
                        Drive, Westborough, Massachusetts, 1800 West Park Drive
                        Westborough, Massachusetts, 1900 West Park Drive,
                        Westborough, Massachusetts, and 2000 West Park Drive,
                        Westborough, Massachusetts, and the land on which such
                        buildings are located and all other buildings or
                        improvements now or hereafter located on such land. The
                        parcels of land which presently comprise the Office
                        Park (the "Office Park Land") "are described on Exhibit
                                   ----------------
                        B attached hereto.

Term: Approximately 60 months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the 60th full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement Date:      The earliest of (a) the date on which Tenant occupies
                        any portion of the Premises and begins conducting
                        business therein, (b) the date on which the Work (as
                        defined in Exhibit D attached hereto) in the Premises
                                   ---------
                        is Substantially Completed (as defined in Exhibit D
                                                                  ---------
                        attached hereto), or (c) the date on which the Work in
                        the Premises would have been Substantially Completed but
                        for the occurrence of any Tenant Delay Days (as defined
                        in Exhibit D attached hereto).
                           ---------

Basic Rent:             Basic Rent shall be the following amounts for the
                        following periods of time:

                        Lease Month                         Monthly Basic Rent
                        -----------                         ------------------
                        1-12                                $7,895.00
                        13-24                               $8,131.85
                        25-36                               $8,376.60
                        37-48                               $8,626.60
                        49-60                               $8,884.51


                        As used herein, the term "Lease Month" shall mean each
                                                  -----------
                        calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

Security Deposit:       $189,480.00

Rent: Basic Rent, Tenant's Proportionate Share of Taxes and Electrical Costs, Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:          General office use.

Tenant's Proportionate
Share: 2.68%, which is the percentage obtained by dividing (a) the number of rentable square feet in the Premises as stated above by (b) 117,647, the number of rentable square feet in the Building. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Building set forth above shall be binding upon them.

Expense Stop:           Operating Costs per rentable square foot in the
                        Building for the calendar year 2000 (grossed up as provided in Section 4.(b)(5) of the Lease).

Base Tax Year:          The fiscal year ending June 30, 2001.

Initial Liability

Insurance Amount: $2,000,000.00.


  Tenant's        For all Notices:                                With a copy to:
                  ---------------                                 --------------

  Address:        Verisity Design, Inc.                           Verisity Design, Inc.
                  1700 West Park Drive                            2040 Landings Drive
                  Westborough, Massachusetts 01581                Mountain View, California 94043
                  Attention: Office Manager                       Attention: David Larwood, General Counsel
                  Telephone:                                      Telephone: (650) 934-6810
                  Telecopy:                                       Telecopy: (650) 961-5300

  Landlord's      For all Notices:                                With a copy to:
                  ---------------                                 ---------------

  Address:        W9/TIB Real Estate Limited Partnership          W9/TIB Real Estate Limited Partnership
                  c/o Archon Group, L.P.                          c/o Archon Group, L.P.
                  1275 K Street, N.W., Suite 900                  600 East Las Colinas Blvd., Suite 400
                  Washington, D.C. 20005                          Irving, Texas 75039
                  Attention: Asset Manager                        Attention: General Counsel-1700 West
                  Telephone: (202) 216-5800                       Park Drive, Westborough, Massachusetts
                  Telecopy: (202) 216-5801                        Telephone: (972) 368-2200
                                                                  Telecopy: (972) 368-3199


The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                     W9/TIB REAL ESTATE LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By: W9/TIB Gen-Par, Inc., a Delaware corporation,
                                  its general partner

                                  By:  /s/ S.M. Abelman
                                       -----------------

                                  Name:    Stephen M. Abelman
                                  Title:   Assistant Vice President

TENANT:                       VERISITY DESIGN, INC.,
                              a California corporation

                              By: /s/ David Larwood
                                  -----------------
                                  Name:    David Larwood
                                        -----------------
                                  Title:   General Counsel
                                        -----------------

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

1.      DEFINITIONS AND BSIC PROVISIONS..................................... 1

2.      LEASE GRANT; COMMON AREAS........................................... 1

3.      TENDER OF POSSESSION................................................ 2

4.      RENT................................................................ 2
        (a) Payment......................................................... 2
        (b) Operating Costs; Taxes; Electrical Costs........................ 2

5.      DELINQUENT PAYMENT; HANDLING CHARGES................................ 4

6.      SECURITY DEPOSIT.................................................... 5

7.      LANDLORD'S OBLIGATIONS; UTILITIES................................... 5
        (a) Services........................................................ 5
        (b) Electricity..................................................... 6
        (c) Excess Utility Use.............................................. 6
        (d) Restoration of Services......................................... 7
        (e) Alternative Service Provider.................................... 7

8.      IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE..................... 7
        (a) Improvements; Alterations....................................... 7
        (b) Repairs; Maintenance............................................ 7
        (c) Performance of Work............................................. 8
        (d) Mechanic's Liens................................................ 8

9.      USE................................................................. 8

10.     ASSIGNMENT AND SUBLETTING........................................... 9
        (a) Transfers....................................................... 9
        (b) Consent Standards............................................... 9
        (c) Request for Consent............................................. 9
        (d) Conditions to Consent........................................... 9
        (e) Cancellation.................................................... 9
        (f) Additional Compensation........................................ 10
        (g) Permitted Transfers............................................ 10

11.     INSURANCE; WAIVERS; SUBROGATION; INDEMNITY......................... 11
        (a) Tenant's Insurance............................................. 11
        (b) Landlord's Insurance........................................... 11
        (c) No Subrogation................................................. 11
        (d) Indemnity...................................................... 11

12.     SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.......... 12
        (a) Subordination.................................................. 12
        (b) Attornment..................................................... 12

        (c) Notice to Landlord's Mortgagee.................................. 12
        (d) Landlord's Mortgagee's Protection Provisions.................... 12

13.     RULES AND REGULATIONS............................................... 13

14.     CONDEMNATION........................................................ 13
        (a) Total Taking.................................................... 13
        (b) Partial Taking - Tenant's Rights................................ 13
        (c) Partial Taking - Landlord's Rights.............................. 13
        (d) Award........................................................... 13

15.     FIRE OR OTHER CASUALTY.............................................. 14
        (a) Repair Estimate................................................. 14
        (b) Tenant's Rights................................................. 14
        (c) Landlord's Rights............................................... 14
        (d) Repair Obligation............................................... 14
        (e) Abatement of Rent............................................... 14

16.     PERSONAL PROPERTY TAXES............................................. 14

17.     EVENTS OF DEFAULT................................................... 15
        (a) Payment Default................................................. 15
        (b) Abandonment..................................................... 15
        (c) Estoppel........................................................ 15
        (d) Other Defaults.................................................. 15
        (e) Insolvency...................................................... 15

18.     REMEDIES............................................................ 15
        (a) Termination of Lease............................................ 15
        (b) Termination of Possession....................................... 16
        (c) Alteration of Locks............................................. 16

19.     PAYMENT BY TENANT; NON-WAIVER; CUMULATIVE REMEDIES.................. 16
        (a) Payment by Tenant............................................... 16
        (b) No Waiver....................................................... 16
        (c) Cumulative Remedies............................................. 17

20.     [INTENTIONALLY OMITTED]............................................. 17

21.     SURRENDER OF PREMISES............................................... 17

22.     HOLDING OVER........................................................ 18

23.     CERTAIN RIGHTS RESERVED BY LANDLORD................................. 18
        (a) Building Operations............................................. 18
        (b) Security........................................................ 18
        (c) Prospective Purchasers and Lenders.............................. 18
        (d) Prospective Tenants............................................. 18

24.     SUBSTITUTION SPACE................................................. 18

25.     MISCELLANEOUS...................................................... 19
        (a) Landlord Transfer.............................................. 19
        (b) Landlord's Liability........................................... 19
        (c) Force Majeure.................................................. 19
        (d) Brokerage...................................................... 19
        (e) Estoppel Certificates.......................................... 19
        (f) Notices........................................................ 19
        (g) Separability................................................... 19
        (h) Amendments; and Binding Effect................................. 20
        (i) Quiet Enjoyment................................................ 20
        (j) No Merger...................................................... 20
        (k) No Offer....................................................... 20
        (l) Entire Agreement............................................... 20
        (m) Waiver of Jury Trial........................................... 20
        (n) Governing Law.................................................. 20
        (o) Recording...................................................... 20
        (p) Joint and Several Liability.................................... 20
        (q) Financial Reports.............................................. 20
        (r) Landlord's Fees................................................ 21
        (s) Telecommunications............................................. 21
        (t) Confidentiality................................................ 21
        (u) Authority...................................................... 21
        (v) Hazardous Materials............................................ 22
        (w) List of Exhibits............................................... 22
        (x) Tenant's Identification Sign................................... 22

26.     OTHER PROVISIONS................................................... 23

                                     LEASE

     THIS LEASE AGREEMENT (this "Lease") is entered into as of
                                 -----
November______,2000, between W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and VERISITY DESIGN, INC., a California
                      --------
corporation ("Tenant").
              ------

     1. Definitions and Basic Provisions. The definitions and basic provisions
        --------------------------------
set forth in the Basic Lease Information (the "Basic Lease Information")
                                               -----------------------
executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "Affiliate" means any
                                                      ---------
person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "Building's Structure" means the Building's exterior walls,
                    --------------------
roof, elevator shafts, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; "Building's Systems" means the Building's HVAC, life-safety, plumbing,
        ------------------
electrical, and mechanical systems; "including" means including, without
                                                      ---------
limitation; "Laws" means all federal, state, and local laws, rules and
             ----
regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Building, and "Law" shall mean any
                                                           ---
of the foregoing; and "Tenant Party" means any of the following persons: Tenant;
                       ------------
any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.

     2. Lease Grant; Common Areas. Subject to the terms of this Lease, Landlord
        -------------------------
leases to Tenant, and Tenant leases from Landlord, the Premises.

     Tenant shall have the non-exclusive right during the Term to use the Common
                                                                          ------
Areas (as defined below) for itself, its employees, agents, customers, invitees
-----
and licensees. The phrase "Common Areas" as used herein shall mean the portions of the Building which are from time to time designated and improved for common use by or for the benefit of more than one tenant of the Building, including, but not limited to, any of the following: the land and facilities used as parking areas, access and perimeter roads, landscaping areas, exterior walks, stairways, ramps, interior corridors, stairs, but excluding any portion thereof when designated by Landlord for a non-common use. All Common Areas shall be subject to the exclusive control and management of Landlord. Landlord shall have the right to (i) to close, if necessary, all or any portion of the Common Areas to such extent as may be legally necessary to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; (ii) to close temporarily all or any portion of the Common Areas to discourage non-tenant use;
(iii) to use portions of the Common Areas while engaged in making additional improvements or repairs or alterations to the Building; and (iv) to do and perform such other acts in, to and with respect to the Common Areas as Landlord shall determine to be appropriate for the Building. Landlord shall have the right to increase the size of the Common Areas, including the expansion thereof to adjacent property, to reduce the Common Area, to reconfigure the parking spaces and improvements on the Common Areas, and to make such changes therein and thereto from time to time which in Landlord's opinion are desirable and in the best interests of all persons using the Common Areas. Any portion of the Building not originally included within the Common Areas shall be so included if and when so designated by Landlord for common use. Tenant shall use and shall use reasonable efforts to cause its agents, employees, invitees, vendors, suppliers and independent contractors to use such access roads and operate trucks and trailers delivering merchandise to and from the Premises upon and over such access roads as are designated by Landlord as a means of ingress to and egress from the Premises. Landlord may establish a system or systems of validation or other type of operation to control the parking areas within the Common Areas. Nothing contained in this Lease shall prohibit or otherwise restrict Landlord from changing, from time to time, the location, layout or type of parking areas within the Common Areas.

     3. Tender of Possession. Landlord and Tenant presently anticipate that
        --------------------
possession of the Premises will be tendered to Tenant (with the Work to be performed by Landlord therein Substantially Completed) on or about January 1, 2001 (the "Estimated Delivery Date"). If Landlord is unable to tender possession
           -----------------------
of the Premises in such condition to Tenant by the Estimated Delivery Date, then
(a) Landlord shall not be in default hereunder or be liable for damages therefor, and (b) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within 10 days after Landlord has requested the same, a letter substantially in the form of Exhibit E attached hereto confirming (1) the Commencement Date and
            ---------
the expiration date of the initial Term, (2) that Tenant has accepted the Premises, and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter). Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent, Additional Rent, Taxes and Electrical Costs (each as defined herein).

     Notwithstanding anything in this Lease to the contrary, if the Commencement Date does not occur by the Deadline Delivery Date (as hereinafter defined), then Tenant may terminate this Lease by written notice thereof to Landlord at any time after the Deadline Delivery Date but prior to the Commencement Date. Such right to terminate as provided in the preceding sentence shall be Tenant's sole and exclusive remedy for any failure by Landlord to Substantially Complete (as defined in Exhibit D attached hereto) by the Estimated Delivery Date or by any
           ---------
date thereafter. As used herein, the phrase "Deadline Delivery Date" shall mean
                                             ----------------------
April 1, 2001 plus the number of days thereafter equal to the number of Tenant Delay Days.

     4. Rent.
        ----

        (a) Payment. Tenant shall timely pay to Landlord Rent, without notice,
            -------
demand, deduction or set off (except as otherwise expressly provided herein), at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The monthly installment of Basic Rent for the first full calendar month of the Term shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

        (b) Operating Costs, Taxes; Electrical Costs.
            ----------------------------------------

            (1) Tenant shall pay to Landlord the amount (per each rentable square foot in the Premises) ("Additional Rent") by which the annual Operating
                               ---------------
Costs (defined below) per rentable square foot in the Building exceed the Expense Stop (per rentable square foot in the Building). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term (after the base year, if the Expense Stop is calculated on a base year basis), Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Additional

Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may reasonably estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

            (2)  The term "Operating Costs" shall mean all expenses and
                           ---------------
disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries (including management fees) of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Building (together with Landlord's reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Building), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Building, as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment, as well as capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any interpretation hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 4.(b); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including alarm service, window cleaning, and elevator maintenance).

     Operating Costs shall also include the Building's pro rata share of the costs of operating, managing, maintaining and cleaning (including, without limitation, snow and ice removal) the common areas and facilities of the Office Park shared by the Building and other buildings in the Office Park, including, without limitation, the costs of landscaping, insurance, security, snow plowing/sanding; the cost of maintaining and repairing the entrance and side roads and sidewalks within the Office Park, the drainage system, the Office Park directory and signage, the irrigation system and the street lights; and the cost of providing electricity to the street lights. The Building's pro rata share (as referred to in the preceding sentence) shall be equal to a fraction, the numerator of which is the total number of rentable square feet of floor area in the Building and the denominator of which is the total number of rentable square feet of floor area in all the buildings in the Office Park, from time to time.

     Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 40)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions and marketing expenses; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes; (ix) federal or state income taxes imposed on or measured by the income of Landlord from the operation of the Building; (x) environmental remediation, including the remediation of soils and groundwater and the removal of underground storage tanks and asbestos; (xi) fines and penalties assessed by a court or governmental agency; and (xii) costs or expenses of services or supplies provided by Landlord or any person or entity affiliated with Landlord to the extent such costs or expenses are in excess of those that would be generally charged by non-affiliated parties in arms' length transactions. If the Expense Stop is calculated on a base year basis, Operating Costs for the base year only shall not include market-wide labor-rate increases due to extraordinary circumstances, including boycotts and strikes; utility rate increases due to extraordinary circumstances, including conservation surcharges, boycotts, embargoes or other shortages; or amortized costs relating to capital improvements.

            (3) Tenant shall also pay its Proportionate Share of any increase in Taxes for each year and partial year falling within the Term over the Taxes for the Base Tax Year. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes, assessments, and governmental charges or fees
 -----
whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement.

            (4)  By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, in each case adjusted as provided in Section 4.(b)(5), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). If
                                      ---------------------------------
the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant's actual Additional Rent or share of Taxes due, then Tenant shall promptly pay Landlord such deficiency.

            (5) With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Operating Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

     5.  Delinquent Payment; Handling Charges. All past due payments required of
         ------------------------------------
Tenant hereunder shall bear interest from the date due until paid at the lesser of 18% per annum or the maximum lawful rate of interest; additionally, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this
Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest. Notwithstanding the foregoing, the late fee referenced above shall not be charged with respect to the first occurrence (but not any subsequent occurrence) during any 12-month period that Tenant fails to make payment when due, until 5 days after Landlord delivers written notice of such delinquency to Tenant.

     6.  Security Deposit. Contemporaneously with the execution of this Lease,
         ----------------
Tenant shall pay to Landlord the Security Deposit, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (as defined herein). Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord, within 3 business days after demand therefor, the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

     In lieu of a Security Deposit in immediately available funds, Tenant may deliver to Landlord a standby, unconditional, irrevocable letter of credit in the face amount of the Security Deposit, naming Landlord as beneficiary, issued by any of the 5 largest national banking associations with banking offices in Boston, Massachusetts, permitting partial draws thereon, and otherwise in the form of Exhibit J attached hereto or another form acceptable to Landlord. Tenant
        ---------
shall from time to time cause its letter of credit to be renewed no later than 30 days prior to any expiration date thereof so that its letter of credit remains in effect for 30 days after the scheduled expiration date of the Term or any renewal Term; if Tenant fails timely to renew its letter of credit, then Landlord shall have the right to draw thereon, and retain the amounts so drawn as the Security Deposit. Landlord may, from time to time, following an Event of Default and without prejudice to any other remedy, draw upon the letter of credit and apply the proceeds thereof to perform any of Tenant's unperformed obligations under this Lease. After any such draw and application, Tenant shall pay to Landlord, within 3 business days after demand therefor, the amount so drawn to be held as part of the Security Deposit. Tenant hereby irrevocably appoints Landlord its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution, to do any one or more of the following in its sole discretion upon the occurrence of an Event of Default under the Lease: (a) demand, collect, receive, sue for, compound and give acquittance for any and all amounts which may be or become due or payable with respect to the letter of credit and all funds evidenced thereby, (b) execute any and all withdrawal receipts or others orders for the payment of monies drawn from the letter of credit, (c) endorse the name of Tenant on all commercial paper given in payment or in partial payment of the letter of credit,
(d) file any claim or institute any proceeding with respect to the letter of credit, and (e) transfer the letter of credit into the name of Landlord or its nominee. To further secure Tenant's obligations under the Lease, Tenant hereby pledges to Landlord and grants to Landlord a security interest in, the letter of credit, and all renewals and replacements thereof, and proceeds therefrom.

     7.  Landlord's Obligations; Utilities.
         ---------------------------------

         (a) Services. Landlord shall use all reasonable efforts to furnish to
             --------
Tenant: (1) water at all times and at those points of supply provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning ("HVAC") as appropriate, at such temperatures and in such amounts
               ----
as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required; and (4) elevators at all times for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by a Tenant Party. If Tenant desires any of the services specified in Section 7.(a)(2): (A) at any time other than between 8:00 a.m. and 5:30 p.m. on weekdays (other than holidays), or (B) on Saturdays, Sundays or holidays, then such services (i.e. after-hour HVAC services) shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within 30 days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service.

         (b) Electricity. Electricity for lights, plugs and heat pump shall be
             -----------
distributed to the Premises either by the electric utility company selected by Landlord to provide electricity service for the Building or, at Landlord's option, by Landlord; and Landlord shall permit Landlord's wires and conduits, to the extent available, suitable and safely capable, to be used for such distribution. If and so long as Landlord is distributing such electricity to the Premises, Tenant shall obtain all of its electricity from Landlord and shall pay all of Landlord's charges, which charges shall be based, at Landlord's option, either on meter readings or on a survey of Tenant's electrical usage made by Landlord or on Tenant's pro rata share of all space, including the Premises, which is commonly metered with the Premises. If the electric utility company selected by Landlord to provide electricity service for the Building is distributing such electricity to the Premises, Tenant, at its cost, shall make all necessary arrangements with such electric utility company for metering and paying for electric current furnished to the Premises- All electricity used during the performance of janitorial service, or the making of any alterations or repairs in or to the Premises, or the operation of any special air conditioning system serving the Premises, shall be paid by Tenant.

         (c) Excess Utility Use. Landlord shall not be required to furnish
             ------------------
electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7.(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within 30 days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within 30 days after Landlord has delivered to Tenant an invoice therefor.

         (d) Restoration of Services. Landlord shall use reasonable efforts to
             -----------------------
restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations hereunder.

         (e) Alternative Service Provider. Landlord has advised Tenant that
             ----------------------------
presently Massachusetts Electric Company (the "Electric Service Provider") is
                                               -------------------------
the electric utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, Landlord reserves the right at any time and from time to time before or during the Term to either contract for electric service from a different company or companies providing electric service (each such company shall hereinafter be referred to as an "Alternative
                                                                   -----------
Service Provider") or continue to contact for electricity service from the
----------------
Electric Service Provider. Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternative Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider and any Alternative Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring and other machinery within the Premises.

     8.  Improvements; Alterations; Repairs; Maintenance.
         -----------------------------------------------

         (a) Improvements; Alterations. Improvements to the Premises shall be
             -------------------------
installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by standards in the following sentence. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would adversely affect (in the reasonable discretion of Landlord)
(1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or
(3) the appearance of the Building's common areas or elevator lobby areas. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or. installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.

         (b) Repairs; Maintenance. Tenant shall maintain the Premises in a
             --------------------
clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If (1) Tenant fails to commence to make such repairs or replacements within 15 days after the occurrence of such damage and thereafter diligently pursues the completion thereof or (2) notwithstanding such diligence, Tenant fails to complete such repairs or replacements within 30 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. Subject to Section 11(c), the cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within 30 days after Landlord has invoiced Tenant therefor.

         (c) Performance of Work. All work described in this Section 8 shall be
             -------------------
performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building's Structure or the Building's Systems must be approved by the Building's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work. Tenant shall provide sworn statements, including the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with sworn owner's and contractor's statements and full and final waivers of lien covering all labor and materials included in the work in question.

         (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to
             ----------------
be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within 10 days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Building or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released. of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant or any contractor or subcontractor of Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Building or Landlord's interest therein due to any work performed by or for Tenant.

     9.  Use. Tenant shall occupy and use the Premises only for the Permitted
         ---
Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 250 rentable square feet in the Premises. Tenant shall not conduct second or third shift operations within the Premises; however, Tenant may use the Premises after normal business hours, so long as Tenant is not generally conducting business from the Premises after normal business hours. As used in the preceding sentence, the phrase "after normal business hours" shall mean "after 9:00 p.m. local time." The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials (other than typical office supplies [e.g., photocopier toner] and then only in compliance with all
Laws). Tenant shall not use any substantial portion of the Premises for a "call center," any other telemarketing use, or any credit processing use. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

     10. Assignment and Subletting.
         -------------------------

         (a) Transfers. Except as provided in Section 10.(g), Tenant shall not,
             ---------
without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant,
(4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in
Section 10.(a)(1) through 10.(a)(6) being a "Transfer").
                                             --------

         (b) Consent Standards. Landlord shall not unreasonably withhold its
             -----------------
consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building, (D) is not a governmental entity, or subdivision or agency thereof, and (E) is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion.

         (c) Request for Consent. If Tenant requests Landlord's consent to a
             -------------------
Transfer, then, at least 15 business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord promptly after request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

         (d) Conditions to Consent. If Landlord consents to a proposed Transfer,
             ---------------------
then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

         (e) Cancellation. Landlord may, within 30 days after submission of
             ------------
Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding anything in this Section 10.(e) to the contrary, if an assignment or subletting is a Permitted Transfer ( as hereinafter defined), then Landlord shall not have the right to cancel this Lease as to the portion of the Premises proposed to be sublet or assigned.

         (f) Additional Compensation. While no Event of Default exists, Tenant
             -----------------------
shall pay to Landlord, immediately upon receipt thereof, seventy-five percent (75%) of the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, one hundred percent (100%) of the excess of
(A) all compensation received by Tenant for a Transfer over (B) the Rent allocable to the portion of the Premises covered thereby.

         (g) Permitted Transfers. Notwithstanding Section 10.(a), Tenant may
             -------------------
Transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a
             ------------------
"Permitted Transferee") without the written consent of Landlord:
 --------------------

             (1) an Affiliate of Tenant;

             (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof, or

             (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "Tangible Net Worth"
                                                             ------------------
means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of
                       ----
total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 10.

     11. Insurance; Waivers; Subrogation; Indemnity.
         ------------------------------------------

         (a) Tenant's Insurance. Tenant shall maintain throughout the Term the
             ------------------
following insurance policies: (1) commercial general liability insurance in amounts of $2,000,000.00 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord's agents and their respective Affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, and (5) business interruption insurance. Tenant's liability insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

         (b) Landlord's Insurance. Throughout the Term of this Lease, Landlord
             --------------------
shall maintain, as a minimum, the following insurance policies: (1) fire and extended risk insurance for the Building's replacement value and (2) commercial general liability insurance in an amount of not less than $3,000,000.00. The cost of all insurance carried by Landlord with respect to the Building shall be included in Operating Costs. The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder.

         (c) No Subrogation. Landlord and Tenant each waives any claim it might
             --------------
have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy
 ----
that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

         (d) Indemnity. Subject to Section 11.(c), Tenant shall defend,
             ---------
indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises, except to the extent caused by the negligence or fault of Landlord or its agents, or (2) Tenant's failure to perform its obligations under this Lease. Subject to Section 11.(c), Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including reasonable attorneys' fees) for any Loss arising from any occurrence in the Building's common areas, except to the extent caused by the negligence or fault of Tenant or its agents. The indemnities set forth in this Section 11. (d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

     12. Subordination: Attornment; Notice to Landlord's Mortgagee.
         ---------------------------------------------------------

         (a) Subordination. This Lease shall be subordinate to any deed of
             -------------
trust, mortgage, or other security instrument (each, a "Mortgage"), or any
                                                        --------
ground lease, master lease, or primary lease (each, a "Primary Lease"), that now
                                                       -------------
or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "Landlord's Mortgagee"). Landlord
                                               --------------------
shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from the then current Landlord's Mortgagee; however, Landlord's failure to deliver such subordination, non-disturbance and attornment agreement shall not constitute a default by Landlord hereunder nor affect the subordination of this Lease as provided in this Section 12.(a); and further provided that any costs associated with obtaining such subordination, non-disturbance and attornment agreement shall be paid by Tenant within 15 days after Landlord's written request therefor. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

         (b) Attornment. Tenant shall attorn to any party succeeding to
             ----------
Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

         (c) Notice to Landlord's Mortgagee. Tenant shall not seek to enforce
             ------------------------------
any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

         (d) Landlord's Mortgagee's Protection Provisions. If Landlord's
             --------------------------------------------
Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee and except for those terminations permitted to be made by Landlord or Tenant pursuant to the terms and provisions of this Lease; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

     13. Rules and Regulations. Tenant shall comply with the rules and
         ---------------------
regulations of the Building which are attached hereto as Exhibit C. Landlord
                                                         ---------
may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     14. Condemnation.
         ------------

         (a) Total Taking. If the entire Building or Premises are taken by right
             ------------
of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall
terminate as of the date: of the Taking.          ------

         (b) Partial Taking - Tenant's Rights. If any part of the Building
             --------------------------------
becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

         (c) Partial Taking - Landlord's Rights. If any material portion, but
             ----------------------------------
less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14.(b).

         (d) Award. If any Taking occurs, then Landlord shall receive the entire
             -----
award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     15. Fire or Other Casualty.
         -------

         (a) Repair Estimate. If the Premises or the Building are damaged by
             ---------------
fire or other casualty (a "Casualty"), Landlord shall, within 75 days after such
                           --------
Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the
                                                        -------------
time needed to repair the damage caused by such Casualty.

         (b) Tenant's Rights. If a material portion of the Premises is damaged
             ---------------
by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 270 days after the Casualty (the "Repair Period"), then Tenant
                                                  -------------
may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

         (c) Landlord's Rights. If a Casualty damages the Premises or a material
             -----------------
portion of the Building and (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period, (2) the damage to the Premises exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical, or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

         (d) Repair Obligation. If neither party elects to terminate this Lease
             -----------------
following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall only be required to reconstruct the Premises to the extent of any improvements existing therein on the date of the damage that were installed by Landlord as part of the Work (if any) pursuant to Exhibit D ("Landlord's Contribution"), and Landlord's
                          ---------   -----------------------
obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. Tenant shall be responsible for repairing or replacing its furniture, equipment, fixtures, alterations and other improvements which Landlord is not obligated to restore, and shall use the proceeds of its insurance for such purpose. Tenant shall pay the difference between the total cost of reconstructing the Premises and Landlord's Contribution ("Tenant's
                                                          --------
Contribution"). Prior to Landlord's commencement of reconstruction, Tenant shall
------------
place Landlord's estimate of Tenant's Contribution in escrow with Landlord (or furnish Landlord other commercially reasonable assurances of payment thereof).

          (e) Abatement of Rent. If the Premises are damaged by Casualty, Rent
              -----------------
for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

     16. Personal Property Taxes. Tenant shall be liable for all taxes levied or
         -----------------------
assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

     17. Events of Default. Each of the following occurrences shall be an "Event
         -----------------
of Default":

         (a) Payment Default. Tenant's failure to pay Rent within 5 days after
             ---------------
Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on one or more occasions;

         (b) Abandonment. Tenant abandons the Premises or any substantial
             -----------
portion thereof or Tenant fails to operate its business in the Premises for 60 consecutive days;

         (c) Estoppel. Tenant fails to provide any estoppel certificate after
             --------
Landlord's written request therefor pursuant to Section 25.(e) and such failure shall continue for 5 days after Landlord's second written notice thereof to Tenant;

         (d) Other Defaults. Tenant's failure to perform, comply with, or
             --------------
observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof, however, if such failure cannot be cured within such 30 day period (thus excluding, for example, Tenant's obligation to provide Landlord evidence of Tenant's insurance coverage) and Tenant commences to cure such failure within such 30 day period and thereafter diligently pursues such cure to completion, then such failure shall not be an Event of Default unless it is not fully cured within an additional 30 days after the expiration of the 30 day period; and

         (e) Insolvency. The filing of a petition by or against Tenant (the term
             ----------
"Tenant" shall include, for the purpose of this Section 17.(e), any guarantor of
 ------
Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law;
(3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     18. Remedies. Upon any Event of Default, Landlord may, in addition to all
         --------
other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

         (a) Termination of Lease. Terminate this Lease by giving Tenant written
             --------------------
notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting the Premises, minus (B) the then present fair rental rate value of the Premises for such period;

         (b) Termination of Possession. Terminate Tenant's right to possess the
             -------------------------
Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this
Section 18.(b), Landlord may remove all of Tenant's property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a); or

         (c) Alteration of Locks. Additionally, with or without notice, and to
             -------------------
the extent permitted by. Law, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

     Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, Landlord shall only recover its damages allowed hereunder once.

     19. Payment by Tenant; Non-Waiver; Cumulative Remedies.
         --------------------------------------------------

         (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to
             -----------------
Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

         (b) No Waiver. Landlord's acceptance of Rent following an Event of
             ---------
Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

         (c) Cumulative Remedies. Any and all remedies set forth in this Lease:
             -------------------
(1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

     20. [Intentionally Omitted].

     21. Surrender of Premises. No act by Landlord shall be deemed an acceptance
         ---------------------
of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. During the Term, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). All alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option (to be exercised pursuant to following sentence), either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain in the Premises at the end of the Term without compensation to Tenant. In connection with Landlord's review and approval of any of Tenant's proposed alterations, additions or improvements to the Premises, Landlord may notify Tenant in writing, contemporaneously with Landlord's notice of approval to Tenant with respect to the improvements in question, that Landlord will require Tenant to remove such alterations, additions, or improvements prior to the expiration of the Term; however, if Tenant submits plans and specifications to Landlord for proposed alterations, additions or improvements to the Premises and delivers a Removal Notice (defined below) to Landlord contemporaneously with such submission by Tenant, and Landlord fails to notify Tenant that Tenant will be required to remove such alterations, additions or improvements to the Premises at the expiration of the Term, Landlord may not request such removal at the expiration of the Term. A "Removal Notice" means a written notice from Tenant to Landlord that conspicuously states in bold, uppercase typeface that Tenant will not be required to remove the alterations, additions or improvements in question at the end of the Term unless, contemporaneously with Landlord's notice of approval to Tenant with respect to the alterations, additions or improvements in question, Landlord notifies Tenant in writing that Landlord will require Tenant to remove such alterations, additions or improvements prior to the expiration of the Term. Notwithstanding the foregoing, if Tenant does not obtain Landlord's prior written consent for any alterations, additions or improvements to the Premises (whether such approval is required hereunder or otherwise), Tenant shall, at Landlord's written request, remove all such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, cabling, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 21 shall survive the end of the Term.

     22. Holding Over. If Tenant fails to vacate the Premises at the end of the
         ------------
Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over,
(a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to the greater of (1) 150% of the Basic Rent payable during the last month of the Term, or (2) 125% of the prevailing rental rate in the Building for similar space, and
(b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     23. Certain Rights Reserved by Landlord. Provided that the exercise of such
         -----------------------------------
rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

         (a) Building Operations. To decorate and to make inspections, repairs,
             -------------------
alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

         (b) Security. To take such reasonable measures as Landlord deems
             --------
advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;

         (c) Prospective Purchasers and Lenders. To enter the Premises at all
             -----------------------------------
reasonable hours to show the Premises to prospective purchasers or lenders; and

         (d) Prospective Tenants. At any time during the last 12 months of the
             -------------------
Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

     24. Substitution Space. Landlord may, at Landlord's expense, relocate
         ------------------
Tenant within the Building to space which is comparable in size, utility and condition to the Premises. If Landlord relocates Tenant, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, and supplies from the Premises to the relocation space and for reprinting Tenant's stationery of the same quality and quantity as Tenant's stationery supply on hand immediately before Landlord's notice to Tenant of the exercise of this relocation right. Upon such relocation, the relocation space shall be deemed to be the Premises and the terms of the Lease shall remain in full force and shall apply to the relocation space. Notwithstanding anything in this Section 24 to the contrary, Landlord may exercise its right to relocate Tenant as provided in this Section 24 not more than once during the initial Term.

     25. Miscellaneous.
         -------------

         (a) Landlord Transfer. Landlord may transfer any portion of the
             -----------------
Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord's obligations hereunder in writing.

         (b) Landlord's Liability. The liability of Landlord (and its partners,
             --------------------
shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.

         (c) Force Majeure. Other than for Tenant's obligations under this Lease
             -------------
that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

         (d) Brokerage. Neither Landlord nor Tenant has dealt with any broker or
             ---------
agent in connection with the negotiation or execution of this Lease, other than Trammell Crow Company and Hunneman Commercial Company (collectively, the "Brokers"), whose commission shall be paid by Landlord pursuant to a separate
 -------
written agreement between Landlord and each of the Brokers. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

        (e) Estoppel Certificates. From time to time, Tenant shall furnish to
            ---------------------
any party designated by Landlord, within 10 days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F. From time to
                                                         ---------
time, Landlord shall furnish to any party designated by Tenant, with 15 days after Tenant has made a request therefor, a certificate signed by Landlord confirming and containing such factual certifications and representations as to this Lease as Tenant may reasonably request.

         (f) Notices. All notices and other communications given pursuant to
             -------
this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

         (g) Separability. If any clause or provision of this Lease is illegal,
             ------------
invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

         (h) Amendments; and Binding Effect. This Lease may not be amended
             ------------------------------
except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

         (i) Quiet Enjoyment. Provided Tenant has performed all of its
             ---------------
obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

         (j) No Merger. There shall be no merger of the leasehold estate hereby
             ---------
created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

         (k) No Offer. The submission of this Lease to Tenant shall not be
             --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

         (l) Entire Agreement. This Lease constitutes the entire agreement
             ----------------
between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

         (m) Waiver of Jury Trial. To the maximum extent permitted by law,
             --------------------
Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

         (n) Governing Law. This Lease shall be governed by and construed in
             -------------
accordance with the laws of the state in which the Premises are located.

         (o) Recording. Tenant shall not record this Lease without the prior
             ---------
written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord.

         (p) Joint and Several Liability. If Tenant is comprised of more than
             ---------------------------
one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant at the end of the Term shall survive.

         (q) Financial Reports. Within 15 days after Landlord's request, Tenant
             ------------------
will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such

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

audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except
(1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building, (2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25.(q) more than once in any 12 month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

         (r) Landlord's Fees. Whenever Tenant requests Landlord to take any
             ---------------
action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within 30 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

         (s) Telecommunications. Tenant and its telecommunications companies,
             ------------------
including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("Telecommunications Services"), for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent. Landlord shall not unreasonably withhold its consent to the installation of any Telecommunications Services if located entirely within the Premises; otherwise, Landlord may withhold or delay its consent in its sole discretion. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord's policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.

         (t) Confidentiality. Tenant acknowledges that the terms and conditions
             ---------------
of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent; however, Tenant may disclose the terms and conditions of this Lease to its resident attorneys, accountants, employees and existing or prospective financial partners. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

         (u) Authority. Tenant (if a corporation, partnership or other business
             ---------
entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

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

         (v) Hazardous Materials. The term "Hazardous Materials" means any
             -------------------
substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this Section 25.(v), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 25.(x). This indemnity provision shall survive termination or expiration of this Lease.

         (w) List of Exhibits. All exhibits and attachments attached hereto are
             ----------------
incorporated herein by this reference

         Exhibit A -    Outline of Premises
         Exhibit B -    Description of the Land
         Exhibit C -    Building Rules and Regulations
         Exhibit D -    Tenant Finish-Work

         Exhibit E -    Form of Confirmation of Commencement Date Letter
         Exhibit F -    Form of Tenant Estoppel Certificate
         Exhibit G -    Parking
         Exhibit H -    Renewal Option
         Exhibit I -    Form of Letter of Credit

         (x) Tenant's Identification Sign. Subject to the terms and provisions
             ----------------------------
of this Section 25.(x), Tenant, at its sole cost and expense, may install a sign identifying Tenant's business at the Premises on the wall next to the entrance to the Premises. The specific location of such sign, as well as all aspects of the design of such sign (including, without limitation, the size and color of such sign, the materials used to create such sign, and the method of attaching such sign to the wall) shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld. Notwithstanding anything in this Lease to the contrary, Tenant, at its sole cost and expense, shall maintain such sign in a good and safe condition throughout the Term. If Tenant fails to maintain such sign in a good and safe condition, then Landlord may, at its election without being obligated to do so, perform any maintenance thereof as is determined by Landlord to be necessary to keep such sign in a good and safe condition. The cost of all maintenance performed by Landlord under this
Section 25.(x) shall be paid by Tenant to Landlord within 30 days after Landlord has invoiced Tenant therefor. On or prior to the expiration or earlier termination of this Lease, Tenant shall remove such sign and repair all damage caused by such removal.

     26. Other Provisions.
         ----------------

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

LANDLORD:                     W9/TIB REAL ESTATE LIMITED PARTNERSHIP,
                              a Delaware limited partnership
                              By:  W9/TIB Gen-Par, Inc., a Delaware corporation,
                                   its general partner


                                  By: /s/  S. M. Abelman

                                  Name:  Stephen M. Abelman


                                  Title: Assistant Vice President


TENANT:                       VERISITY DESIGN, INC., a California corporation

                              By: /s/ David Larwood
                                  -----------------
                                  Name:  David Larwood
                                         ---------------
                                  Title: General Counsel
                                         ---------------

                                       23